EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

          Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to Amendment No. 1 to the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2001 as filed with the Securities and Exchange Commission (the "10-KSB/A Report") that:

          (1)  the  10-KSB/A  Report fully  complies  with the  requirements  of section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;
               and

          (2) the information contained in the 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  February 28, 2003                   /S/ KEVIN BERMEISTER
                                           ------------------------------
                                              Kevin Bermeister
                                              President and
                                              Chief Executive Officer






Date:  February 28, 2002                   /S/ ROBERT CHMIEL
                                           ------------------------------
                                              Robert Chmiel
                                              Chief Financial Officer and
                                              Chief Operating Officer